                                                                      Exhibit 24

                               POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Sherman I. Goldberg, Robert A. Rosholt, M. Eileen Kennedy and Laurence Goldman, jointly and severally, his attorney-in-fact, each with power of substitution, for him in any and all capacities to sign a Registration Statement on Form S-8 relating to securities to be offered in connection with the Savings and Investment Plan (the "Plan") of First Chicago NBD Corporation (the "Corporation"), including the Corporation's Common Stock and interests in the Plan, pursuant to resolutions adopted by the Board of Directors of the Corporation on July 10, 1998, and any amendments thereto (including any post-effective amendments) and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


  Signature                                      Title
  ---------                                      -----


/s/ Terence E. Adderley                         Director
----------------------------
Terence E. Adderley


/s/ James K. Baker                              Director
----------------------------
James K. Baker


/s/ John H. Bryan                               Director
----------------------------
John H. Bryan


/s/ Siegfried Buschmann                         Director
----------------------------
Siegfried Buschmann


/s/ James S. Crown                              Director
----------------------------
James S. Crown


/s/ Maureen A. Fay, O. P.                       Director
----------------------------
Maureen A. Fay, O. P.


/s/ Charles T. Fisher III                       Director
----------------------------
Charles T. Fisher III

/s/ Verne G. Istock
----------------------------                    Director and Principal
Verne G. Istock                                 Executive Officer


/s/ Thomas H. Jeffs II                          Director
----------------------------
Thomas H. Jeffs II


/s/ William G. Lowrie                           Director
----------------------------
William G. Lowrie


/s/ Richard A. Manoogian                        Director
----------------------------
Richard A. Manoogian


/s/ William T. McCormick, Jr.                   Director
----------------------------
William T. McCormick, Jr.


/s/ Andrew J. McKenna                           Director
----------------------------
Andrew J. McKenna


/s/ James J. O'Connor                           Director
----------------------------
James J. O'Connor


/s/ Thomas E. Reilly, Jr.                       Director
----------------------------
Thomas E. Reilly, Jr.


/s/ John W. Rogers, Jr.                         Director
----------------------------
John W. Rogers, Jr.


/s/ Adele Simmons                               Director
----------------------------
Adele Simmons

/s/ Richard L. Thomas
----------------------------                    Director
Richard L. Thomas


/s/ David J. Vitale                             Director
----------------------------
David J. Vitale


/s/ William J. Roberts                          Principal Accounting Officer
----------------------------
William J. Roberts


/s/ Robert A. Rosholt                           Principal Financial Officer
----------------------------
Robert A. Rosholt



Dated: July 10, 1998